                                                                     EXHIBIT 4.1

               Not Valid unless countersigned by Transfer Agent
                      Incorporated under the Laws of the
                                State of Nevada



                           PRIVATE MEDIA GROUP, INC.

                   AUTHORIZED COMMON STOCK 50,000,000 SHARES
                               PAR VALUE: $.001


                 THIS CERTIFIED THAT :_______________________
               IS THE RECORD HOLDER OF ______________________

          Shares of PRIVATE MEDIA GROUP, INC common stock Transferable of the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar

                 WITNESS THE FACSIMILE SEAT OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

__________________               Dated:                       __________________
SECRETARY                                                     PRESIDENT



_____________________________________________________
Countersigned   Transfer Agent-Authorized Signature

                                                  InterWest Transfer Co., Inc
                                                  P. O. Box 171J6,
                                                  Salt Lake City, Utah 84117

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) or a trust company. The following abbreviation, when used in the inscription on the face of this certificate, shall be contained as though they were written out in full according to applicable laws or regulating:

TEN COM- as tennants in common.                 UNI GIFT MIN ACT-.....Custodian.......
TEN ENT- as tennants by the entireties                           (cust)        (Minor)
JT TEN - as joint tenants with the right        Under Uniform Gift to Minors.
         of survivorship and not as               Act.................................
         Tennents in common                                                (State)

Abbreviations may be used though not in the above list

For Value Received, _____________________ hereby sell, assign or transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
_________________________

_________________________


__________________________________________________________________
(PLEASE PRINT. OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
CODE OF ASSIGNEE)
___________________________________________________________________
___________________________________________________________________
___________________________________________________________________
________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________          S P E C I M E N

     ________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT ANY CHANGE WHATEVER